SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2004

ALLIANCE IMAGING, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600 Anaheim, CA 92806
(Address of principal executive offices, including zip code)

(714) 688-7100
(Registrant’s telephone number, including area code)

Not Applicable
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5:  Corporate Governance and Management.

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)           Effective October 1, 2004 Andrew P. Hayek was promoted to the position of President and Chief Operating Officer of Alliance Imaging, Inc. (the “Company”).  Since April of 2003 Mr. Hayek had held the position of Executive Vice President and Chief Operating Officer.  The information required by Items 401 (b), (d), (e) and Item 404 (a) of Regulation S-K related to Mr. Hayek are incorporated by reference from pages 21 and 22 of the Company’s Form 10-K for the year ended December 31, 2003 and page 18 from the Company’s 2004 Annual Meeting Proxy Statement, included as Exhibits 99.1 and 99.2, respectively, hereto.

Effective October 1, 2004 Paul S. Viviano who served as Chairman, Chief Executive Officer and President  became Chairman and Chief Executive Officer of the Company. The information required by Items 401 (b), (d), (e) and Item 404 (a) of Regulation S-K related to Mr. Viviano are incorporated by reference from pages 21 and 22 of the Company’s Form 10-K for the year ended December 31, 2003 and page 18 from the Company’s 2004 Annual Meeting Proxy Statement, included as Exhibit 99.1 and 99.2, respectively, hereto.

Item 9.01.  Financial Statements and Exhibits.

(c)    Exhibits.

         The following exhibits are filed with this Form 8-K:

99.1

Pages 21 and 22 of the Company's Form 10-K for the year ended December 31, 2003 (incorporated by reference to the Company's Form 10-K for the year ended December 31, 2003, filed with the SEC on March 15, 2004)

99.2	Page 18 of the Company's 2004 Annual Meeting Proxy Statement (incorporated by reference to the Company's Form 2004 Annual Meeting Proxy Statement, filed with the SEC on April 23, 2004)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2004	/s/ Russell D. Phillips, Jr.
Name:	Russell D. Phillips, Jr.
Title:	Executive Vice President and General Counsel

Exhibit Index

99.1

Pages 21 and 22 of the Company's Form 10-K for the year ended December 31, 2003 (incorporated by reference to the Company's Form 10-K for the year ended December 31, 2003, filed with the SEC on March 15, 2004)

99.2	Page 18 of the Company's 2004 Annual Meeting Proxy Statement (incorporated by reference to the Company's Form 2004 Annual Meeting Proxy Statement, filed with the SEC on April 23, 2004)